Your **Vote** Counts!

ZIONS BANCORPORATION

2025 Annual Meeting

Vote by May 01, 2025 11:59 PM ET. For shares held in a Plan, vote by April 29, 2025 11:59 PM ET.



ZIONS BANK
STOCK TRANSFER DEPARTMENT, 12TH FLOOR
ONE SOUTH MAIN STREET
SALT LAKE CITY, UT 84133-1109

You invested in ZIONS BANCORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 02, 2025.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 02, 2025
1:00 PM MDT

In Person: Zions Bank Building
One South Main Street, 18th Floor
Salt Lake City, Utah 84133

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1A	Maria Contreras-Sweet	**For**
1B	Gary L. Crittenden	**For**
1C	Suren K. Gupta	**For**
1D	Claire A. Huang	**For**
1E	Vivian S. Lee	**For**
1F	Scott J. McLean	**For**
1G	Edward F. Murphy	**For**
1H	Stephen D. Quinn	**For**
1I	Harris H. Simmons	**For**
1J	Aaron B. Skonnard	**For**
1K	Barbara A. Yastine	**For**
2	Ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm to audit the Bank's financial statements for the current year.	**For**
3	Approval, on a nonbinding advisory basis, of the compensation paid to the Bank's named executive officers with respect to fiscal year ended Dec. 31, 2024.	**For**
4	To recommend, by non-binding vote, the frequency of the shareholder non-binding vote to approve executive compensation.	**1 Year**

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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